UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2008

ARVINMERITOR, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road

Troy, Michigan

(Address of principal executive offices)

48084-7186

(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 6, 2008, ArvinMeritor, Inc. issued a press release and will hold a conference call announcing its plan to spin off its Light Vehicle Systems business to its shareholders. In conjunction with that plan, Jeffrey A. Craig, formerly the Senior Vice President and Controller for ArvinMeritor, has been named the Senior Vice President, Chief Financial Officer and Acting Controller of ArvinMeritor. James D. Donlon, III, formerly the Executive Vice President and Chief Financial Officer of ArvinMeritor, has been named Acting Chief Financial Officer, Light Vehicle Systems.

The name, age, positions and offices held with ArvinMeritor and principal occupations and employment during the past five years of each of Mr. Craig and Mr. Donlon are as follows:

Jeffrey A. Craig, 47 – Senior Vice President, Chief Financial Officer and Acting Controller since May 2008. Senior Vice President and Controller from July 2007 to May 2008. Vice President and Controller of ArvinMeritor from May 2006 to July 2007; and President and Chief Executive Officer, Commercial Finance, of General Motors Acceptance Corporation (automotive and commercial finance, mortgage, real estate and insurance businesses) from 1997 to May 2006. Prior to that, Mr. Craig was a partner with Deloitte & Touche LLP.

James D. Donlon, III, 61 – Acting Chief Financial Officer, Light Vehicle Systems, since May 2008. Executive Vice President and Chief Financial Officer from July 2007 to May 2008. Senior Vice President and Chief Financial Officer of ArvinMeritor from April 2005 to July 2007; Senior Vice President and Chief Financial Officer of Kmart Corporation (retailer) from January 2004 to March 2005; and Senior Vice President and Controller of the Chrysler Division of DaimlerChrysler AG (automotive) from 2001 to 2003.

There are no family relationships, as defined in Item 401 of Regulation S-K, between any of ArvinMeritor’s executive officers and any director, executive officer or person nominated to become a director or executive officer. No officer of ArvinMeritor was selected pursuant to any arrangement or understanding between him or her and any person other than ArvinMeritor.

Item 7.01. Regulation FD Disclosure

On May 6, 2008, ArvinMeritor, Inc. issued a press release and will hold a conference call announcing its plan to spin off its Light Vehicle Systems business to its shareholders. The release is furnished as Exhibit 99a to this Form 8-K.

The presentation by ArvinMeritor accompanying the conference call will be posted on the ArvinMeritor website (www.arvinmeritor.com) and certain of the slides from that presentation are furnished as Exhibit 99b to this Form 8-K.

The information in this Item 7.01 of Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of

1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99a – Press release of ArvinMeritor, Inc., dated May 6, 2008

99b – Excerpt from ArvinMeritor Presentation Accompanying May 6, 2008 Conference Call

Forward-Looking Statements

This Form 8-K contains statements relating to future results of the company (including certain projections) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions.  There are risks and uncertainties relating to the planned spin-off of ArvinMeritor’s LVS business, including the timing and certainty of completion of the transition. In addition, actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market cycles and conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; availability and sharply rising cost of raw materials, including steel and oil; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company’s suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; successful integration of acquired or merged businesses; the ability to achieve the expected annual savings and synergies from past and future business combinations and the ability to achieve the expected benefits of restructuring actions; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; the outcome of actual and potential product liability and warranty and recall claims; rising costs of pension and other post-retirement benefits and possible changes in pension and other accounting rules; as well as other risks and uncertainties, including but not limited to those detailed from time to time in filings of the company with the Securities and Exchange Commission.  These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.

By: /s/ Vernon G. Baker, II

Vernon G. Baker, II
Senior Vice President and General Counsel

Date: May 6, 2008

EXHIBIT INDEX

Exhibit No.	Description

99a	Press release of ArvinMeritor, Inc., dated May 6, 2008

99b	Excerpt from ArvinMeritor Presentation Accompanying May 6, 2008 Conference Call